Exhibit 99.1

Fourth Quarter 2004 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s February 1, 2005 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2003. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s February 1, 2005 conference call might not occur.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of December 31, 2004, the Company’s stabilized portfolio consisted of 84 office buildings and 49 industrial buildings, which encompassed an aggregate of 7.7 million and 4.6 million square feet, respectively, and was 94.6% occupied.

Board of Directors	Senior Management		Investor Relations
John B. Kilroy, Sr. Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd, Suite 200
Edward F. Brennan, PhD.	Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
John R. D’Eathe	Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
William P. Dickey	Conan Cotrell	Sr. VP Marketing and Leasing	Web: www.kilroyrealty.com
Matthew J. Hart	John T. Fucci	Sr. VP Asset Management	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.	Tyler H. Rose	Sr. VP and Treasurer
Dale F. Kinsella	Steve Scott	Sr. VP San Diego Development
	Justin W. Smart	Sr. VP Los Angeles Development
	Ann Marie Whitney	Sr. VP and Controller

Equity Research Coverage

A.G. Edwards & Sons, Inc.		Merrill Lynch & Co., Inc.
David AuBuchon	(314) 955-5452	Steve Sakwa	(212) 449-0335

Bank of America Securities		Prudential Securities
Ross Nussbaum	(212) 847-5668	Jim Sullivan	(212) 778-2515

Deutsche Bank Securities, Inc.		RBC Capital Markets
Lou Taylor	(212) 250-4912	David Copp	(415) 633-8558

Friedman, Billings, Ramsey & Co., Inc.		UBS Securities
David Loeb	(703) 469-1289	Keith Mills	(212) 713-3098

Green Street Advisors		Wells Fargo Securities
Jim Sullivan	(949) 640-8780	Christopher Hartung	(415) 675-2759

KeyBanc Capital Markets
Frank Greywitt	(216) 263-4795

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
INCOME ITEMS (Including Discontinued Operations):
Revenues	$58,027	$55,412	$54,925	$55,422	$54,218
Net Straight Line Rent (1)	2,865	3,004	2,199	2,484	2,790
Lease Termination Fees	772	(310)	95	901	654
Net Operating Income (2), (3)	43,530	42,495	41,156	41,810	40,804
Capitalized Interest and Loan Fees	2,180	2,260	2,061	2,050	2,024
Net Income Available to Common Shareholders	2,191	10,357	7,854	5,984	4,938
EBITDA (3), (4), (6)	30,710	33,173	35,984	34,424	33,062
Funds From Operations (3), (5), (6)	17,360	20,185	23,385	20,956	20,197
Funds Available for Distribution (3), (5), (6), (7)	6,574	14,508	17,124	17,168	15,397
Net Income per common share – diluted	$0.08	$0.36	$0.28	$0.21	$0.18
Funds From Operations per common share – diluted	$0.53	$0.62	$0.72	$0.65	$0.62
Dividend per share	$0.495	$0.495	$0.495	$0.495	$0.495
RATIOS (Including Discontinued Operations):
Operating Margins	75.0%	76.7%	74.9%	75.4%	75.3%
Interest Coverage Ratio (8)	3.2x	3.5x	3.9x	3.7x	3.6x
Fixed Charge Coverage Ratio (9)	2.3x	2.6x	2.9x	2.8x	2.6x
FFO Payout Ratio (10)	92.8%	79.7%	68.8%	76.7%	79.3%
FAD Payout Ratio (11)	245.0%	110.9%	93.9%	93.6%	104.0%

	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
ASSETS:
Real Estate Held for Investment before Depreciation	$1,846,496	$1,730,705	$1,723,994	$1,711,852	$1,726,286
Total Assets	1,599,215	1,479,379	1,490,135	1,509,365	1,512,635
CAPITALIZATION:
Total Debt	$801,441	$730,932	$754,806	$767,294	$761,048
Total Preferred Equity (12)	201,500	160,250	160,250	160,250	160,250
Total Market Equity Value (12)	1,390,989	1,236,675	1,107,544	1,152,889	1,059,904
Total Market Capitalization (12)	2,393,930	2,127,857	2,022,600	2,080,433	1,981,203
Total Debt / Total Market Capitalization	33.5%	34.4%	37.3%	37.0%	38.5%
Total Debt and Preferred / Total Market Capitalization	41.9%	41.9%	45.2%	44.7%	46.6%

(1)	Represents the straight-line rent recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

(2)	Net Operating Income is defined as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases) and excludes interest income and expense, depreciation and amortization, and corporate general and administrative expenses.

(3)	Please refer to pages 27 and 28 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.

(4)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 30 for a reconciliation of GAAP net income to EBITDA before minority interests.

(5)	Please refer to page 6 for a reconciliation of GAAP Net Income to Funds From Operations and Funds Available for Distribution.

(6)	Reported amounts are attributable to common shareholders and unitholders.

(7)	Please refer to page 31 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.

(8)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.

(9)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(10)	Calculated as current year dividends accrued to common shareholders divided by Funds From Operations.

(11)	Calculated as current year dividends accrued to common shareholders divided by Funds Available for Distribution.

(12)	See “Capital Structure” on page 24.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
High Price	$43.85	$38.47	$36.13	$35.50	$33.55
Low Price	$38.42	$34.08	$30.62	$31.68	$27.83
Closing Price	$42.75	$38.03	$34.10	$35.50	$32.75
Dividend per share - annualized	$1.98	$1.98	$1.98	$1.98	$1.98
Closing common shares (in 000’s)(1)	28,549	28,528	28,398	28,328	28,209
Closing partnership units (in 000’s)(1)	3,989	3,990	4,082	4,148	4,154

	32,538	32,518	32,480	32,476	32,363

(1)	As of the end of the period.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
ASSETS:
Land and improvements	$304,033	$288,861	$289,258	$289,317	$289,730
Buildings and improvements, net	1,445,918	1,357,626	1,306,576	1,297,624	1,305,145
Undeveloped land and construction in progress, net	96,545	84,218	128,160	124,911	131,411

Total real estate held for investment	1,846,496	1,730,705	1,723,994	1,711,852	1,726,286
Accumulated depreciation and amortization	(365,831)	(353,025)	(341,874)	(329,409)	(321,372)

Real estate held for investment, net	1,480,665	1,377,680	1,382,120	1,382,443	1,404,914
Property held for sale, net	—	—	—	18,303	—

Total real estate assets, net	1,480,665	1,377,680	1,382,120	1,400,746	1,404,914
Cash and cash equivalents	4,853	3,652	7,444	6,730	9,892
Restricted cash	332	1,283	7,352	9,785	8,558
Current receivables, net	4,843	4,190	4,700	5,988	4,919
Deferred rent receivables, net	46,816	43,956	41,134	39,288	36,804
Deferred leasing costs and other related intangibles, net	51,251	39,420	37,824	36,094	36,651
Deferred financing costs, net	5,409	3,190	2,889	3,318	3,657
Prepaid expenses and other assets	5,046	6,008	6,672	7,416	7,240

TOTAL ASSETS	1,599,215	$1,479,379	$1,490,135	$1,509,365	$1,512,635

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$490,441	$494,932	$614,806	$617,294	$526,048
Unsecured senior notes	144,000	144,000	—	—	—
Unsecured line of credit	167,000	92,000	140,000	150,000	235,000
Accounts payable, accrued expenses and other liabilities	72,565	52,889	36,633	40,908	41,147
Accrued distributions	16,923	16,498	16,478	16,477	16,369
Rents received in advance, tenant security deposits and deferred revenue	21,605	19,974	20,361	19,332	20,904

Total liabilities	912,534	820,293	828,278	844,011	839,468

Minority Interests:
7.450% Series A Cumulative Redeemable Preferred unitholders(1)	73,638	73,638	73,638	73,653	73,716
9.250% Series D Cumulative Redeemable Preferred unitholders(2)	—	44,321	44,321	44,321	44,321
Common unitholders of the Operating Partnership	60,351	61,782	63,640	65,094	66,502

Total minority interests	133,989	179,741	181,599	183,068	184,539

Stockholders’ Equity:
7.800% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,437	38,437
7.500% Series F Cumulative Redeemable Preferred stock(2)	83,157	—	—	—	—
Common stock	286	286	284	283	282
Additional paid-in capital	515,285	515,086	512,994	512,359	508,568
Deferred compensation	(1,412)	(1,929)	(2,445)	(2,839)	(852)
Distributions in excess of earnings	(83,394)	(71,456)	(67,689)	(61,487)	(53,449)
Accumulated net other comprehensive income (loss)	345	(1,067)	(1,311)	(4,467)	(4,358)

Total stockholders’ equity	552,692	479,345	480,258	482,286	488,628

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,599,215	$1,479,379	$1,490,135	$1,509,365	$1,512,635

(1)	On March 5, 2004, the Company amended the terms of its Series A Cumulative Redeemable Preferred Units (“Series A Preferred Units”) to reduce the distribution rate and extend the redemption date to September 30, 2009. Commencing March 5, 2004, distributions on the Series A Preferred Units accrued at an annual rate of 7.45%. Prior to March 5, 2004, distributions on the Series A Preferred Units accrued at an annual rate of 8.075%.

(2)	In December 2004, the Company redeemed all of its outstanding 9.250% Series D Cumulative Redeemable Preferred units with the net proceeds from its 7.500% Series F Cumulative Redeemable Preferred stock offering.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2004	2003	% Change	2004	2003	% Change
REVENUES:
Rental income	$50,854	$47,146	7.9%	$197,981	$178,842	10.7%
Tenant reimbursements	6,152	5,153	19.4%	21,522	19,997	7.6%
Other property income	1,021	689	48.2%	1,896	23,998	(92.1%)

Total revenues	58,027	52,988	9.5%	221,399	222,837	(0.6%)

EXPENSES:
Property expenses	9,115	8,575	6.3%	35,018	31,835	10.0%
Real estate taxes	4,180	4,260	(1.9%)	16,811	15,457	8.8%
Provision for bad debts	796	(83)	1059.0%	912	1,579	(42.2%)
Ground leases	406	326	24.5%	1,401	1,296	8.1%
General and administrative expenses	11,679	6,864	70.1%	34,021	20,095	69.3%
Interest expense	9,749	9,242	5.5%	37,647	33,385	12.8%
Depreciation and amortization	15,105	14,521	4.0%	58,422	55,206	5.8%

Total expenses	51,030	43,705	16.8%	184,232	158,853	16.0%

OTHER INCOME:
Interest and other income	59	66	(10.6%)	521	196	165.8%

Total other income	59	66	(10.6%)	521	196	165.8%

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	7,056	9,349	(24.5%)	37,688	64,180	(41.3%)
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(2,183)	(3,038)	(28.1%)	(9,579)	(13,163)	(27.2%)
Original issuance costs of redeemed preferred units(1)	(1,200)	(945)	27.0%	(1,200)	(945)	27.0%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(284)	(632)	(55.1%)	(2,927)	(6,579)	(55.5%)

Total minority interests	(3,667)	(4,615)	(20.5%)	(13,706)	(20,687)	(33.7%)

INCOME FROM CONTINUING OPERATIONS	3,389	4,734	(28.4%)	23,982	43,493	(44.9%)
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	—	1,230	(100.0%)	2,386	6,882	(65.3%)
Expenses from discontinued operations	—	(598)	(100.0%)	(989)	(3,472)	(71.5%)
Net gain on disposition of discontinued operations	—	—	—	6,148	3,642	68.8%
Impairment loss on property held for sale	—	—	—	(726)	—	100.0%
Minority interest attributable to discontinued operations	—	(79)	(100.0%)	(862)	(933)	(7.6%)

Total income from discontinued operations	—	553	(100.0%)	5,957	6,119	(2.6%)

NET INCOME	3,389	5,287	(35.9%)	29,939	49,612	(39.7%)
PREFERRED DIVIDENDS	(1,198)	(349)	243.3%	(3,553)	(349)	918.1%

NET INCOME AVAILABLE FOR COMMON SHAREHOLDERS	$2,191	$4,938	(55.6%)	$26,386	$49,263	(46.4%)

Weighted average shares outstanding - basic	28,368	27,941	1.5%	28,244	27,527	2.6%
Weighted average shares outstanding - diluted	28,581	28,167	1.5%	28,422	27,738	2.5%
NET INCOME PER COMMON SHARE:
Net income per common share - basic	$0.08	$0.18	(55.6%)	$0.93	$1.79	(48.0%)

Net income per common share - diluted	$0.08	$0.18	(55.6%)	$0.93	$1.78	(47.8%)

(1)	In December 2004, the Company redeemed all of its outstanding 9.250% Series D Cumulative Redeemable Preferred units with the net proceeds from its 7.500% Series F Cumulative Redeemable Preferred stock offering. In November 2003, the Company redeemed all of its outstanding 9.375% Series C Cumulative Redeemable Preferred units with the net proceeds from its 7.800% Series E Cumulative Redeemable Preferred stock offering. These amounts represent the original issuance costs of the redeemed preferred units.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2004	2003	% Change	2004	2003	% Change
FUNDS FROM OPERATIONS: (1)
Net income available to common shareholders	$2,191	$4,938	(55.6%)	$26,386	$49,263	(46.4%)
Adjustments:
Minority interest in earnings of Operating Partnership	284	711	(60.1%)	3,789	7,512	(49.6%)
Depreciation and amortization of real estate assets	14,885	14,548	2.3%	57,859	55,748	3.8%
Net gain on dispositions of operating properties	—	—	—	(6,148)	(3,642)	68.8%

Funds From Operations (2)	$17,360	$20,197	(14.0%)	$81,886	$108,881	(24.8%)

Weighted average common shares/units outstanding - basic	32,358	32,149	0.7%	32,317	31,745	1.8%
Weighted average common shares/units outstanding - diluted	32,572	32,374	0.6%	32,495	31,957	1.7%
FFO per common share/unit - basic	$0.54	$0.63	(14.3%)	$2.53	$3.43	(26.2%)

FFO per common share/unit - diluted	$0.53	$0.62	(14.5%)	$2.52	$3.41	(26.1%)

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations	$17,360	$20,197	(14.0%)	$81,886	$108,881	(24.8%)
Adjustments:
Amortization of deferred financing costs	825	810	1.9%	3,222	2,531	27.3%
Original issuance costs of redeemed preferred units(3)	1,200	945	27.0%	1,200	945	27.0%
Non-cash amortization of restricted stock grants	819	771	6.2%	3,345	3,129	6.9%
Amortization of above (below) market rents(4)	(14)	—	100.0%	(34)	—	100.0%
Impairment loss on property held for sale	—	—	—	726	—	100.0%
Tenant improvements, leasing commissions and recurring capital expenditures	(10,751)	(4,536)	137.0%	(24,439)	(22,189)	10.1%
Net effect of straight-line rents (5)	(2,865)	(2,790)	2.7%	(10,552)	(8,011)	31.7%

Funds Available for Distribution (2)	$6,574	$15,397	(57.3%)	$55,354	$85,286	(35.1%)

(1)	See page 28 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)	In December 2004, the Company redeemed all of its outstanding 9.250% Series D Cumulative Redeemable Preferred Units with the net proceeds from its 7.500% Series F Cumulative Redeemable Preferred stock offering. In November 2003, the Company redeemed all of its outstanding 9.375% series C Cumulative Redeemable Preferred units with the net proceeds from its 7.800% Series E Cumulative Redeemable Preferred stock offering. These amounts represent the original issuance costs of the redeemed preferred units.

(4)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.

(5)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Same Store Analysis (1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended December 31,			Year Ended December 31,
	2004	2003	% Change	2004	2003	% Change
Total Same Store Portfolio
Number of properties	125	125		125	125
Square Feet	11,231,229	11,231,229		11,231,229	11,231,229
Percent of Stabilized Portfolio	91.5%	92.1%		91.5%	92.1%
Average Occupancy	95.0%	92.2%		93.9%	92.4%
Operating Revenues:
Rental income	$44,322	$42,666	3.9%	$175,934	$166,811	5.5%
Tenant reimbursements	5,420	5,109	6.1%	20,518	19,379	5.9%
Other income	1,017	689	47.6%	1,867	19,729	(90.5%)

Total operating revenues	50,759	48,464	4.7%	198,319	205,919	(3.7%)

Operating Expenses:
Property expenses	8,071	8,302	(2.8%)	31,169	29,957	4.0%
Real estate taxes	3,600	3,959	(9.1%)	14,652	14,482	1.2%
Provision for bad debts	628	(373)	(268.4%)	595	1,822	(67.3%)
Ground leases	333	326	2.1%	1,329	1,282	3.7%

Total operating expenses	12,632	12,214	3.4%	47,745	47,543	0.4%

GAAP Net Operating Income(2)	$38,127	$36,250	5.2%	$150,574	$158,376	(4.9%)

Same Store Analysis (Cash Basis)

	Three Months Ended December 31,			Year Ended December 31,
	2004	2003	% Change	2004	2003	% Change
Total operating revenues	49,148	46,405	5.9%	191,327	197,666	(3.2%)
Total operating expenses	12,632	12,214	3.4%	47,745	47,543	0.4%

Cash Net Operating Income	$36,516	$34,191	6.8%	$143,582	$150,123	(4.4%)

(1)	Same store defined as all stabilized properties owned at January 1, 2003 and still owned and in the stabilized portfolio at December 31, 2004.

(2)	Net operating income for the twelve months ended December 31, 2003 includes a $18.0 million lease termination fee related to the settlement with Peregrine Systems, Inc. Approximately $2.6 million of this fee was reserved 100% through the provision for bad debts as it related to future installment payments due from Peregrine under the settlement agreement. Net operating income for the twelve months ended December 31, 2004 includes a $0.8 million reduction to the provision for bad debts related to the collection of the first annual installment payment made by Peregrine. Excluding these amounts, the changes in same store Net Operating Income would have been as follows:

	Three Months Ended December 31,	Twelve Months Ended December 31,
Total Operating Revenues	4.7%	5.6%
Total Operating Expenses	3.4%	8.0%
GAAP Net Operating Income	5.2%	4.8%
Cash Net Operating Income	6.8%	6.0%

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at:
		NOI	Sq. Ft.		12/31/2004	9/30/2004	12/31/2003
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	26	32.3%	23.4%	2,872,925	91.1%	89.4%	82.4%
Orange County	7	3.1%	3.2%	387,327	97.4%	97.5%	80.0%
San Diego	43	38.9%	28.8%	3,535,212	97.1%	96.4%	92.3%
Other	8	6.5%	7.2%	878,960	89.7%	91.5%	91.1%

Subtotal	84	80.8%	62.6%	7,674,424	94.0%	93.2%	87.6%

Industrial:
Los Angeles	4	1.9%	3.2%	388,805	53.0%	51.0%	70.7%
Orange County	43	16.2%	31.9%	3,918,383	99.4%	96.6%	96.3%
Other	2	1.1%	2.3%	295,417	100.0%	100.0%	100.0%

Subtotal	49	19.2%	37.4%	4,602,605	95.5%	92.9%	94.5%

OCCUPANCY BY REGION:
Los Angeles	30	34.2%	26.6%	3,261,730	86.5%	84.8%	81.0%
Orange County	50	19.3%	35.1%	4,305,710	99.2%	96.6%	94.9%
San Diego	43	38.9%	28.8%	3,535,212	97.1%	96.4%	92.3%
Other	10	7.6%	9.5%	1,174,377	92.3%	93.7%	93.1%

TOTAL STABILIZED PORTFOLIO	133	100.0%	100.0%	12,277,029	94.6%	93.1%	90.3%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	93.2%	94.4%	93.7%
Year-to-Date	91.0%	94.4%	92.3%

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	100.0%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,878	84.6%
181/185 S. Douglas Street	El Segundo	1	61,604	47.0%
Kilroy Airport Center, El Segundo	El Segundo	3	699,192	100.0%
999 N. Sepulveda Blvd.	El Segundo	1	133,339	37.5%
525 N. Brand Blvd.	Glendale	1	46,043	100.0%
Kilroy Airport Center, Long Beach	Long Beach	7	949,063	93.7%
12200 W. Olympic Blvd.	Los Angeles	1	151,019	91.6%
12100 W. Olympic Blvd.	Los Angeles	1	151,000	69.5%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	95.1%
501 Santa Monica Blvd.	Santax Monica	1	70,045	95.1%

Total Los Angeles Office		26	2,872,925	91.1%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	84.4%
8101 Kaiser Blvd.	Anaheim	1	60,177	100.0%
601 Valencia	Brea	1	60,891	100.0%
9451 Toledo Way	Irvine	1	27,200	100.0%
111 Pacifica	Irvine Spectrum	1	67,530	95.0%
2501 Pullman	Santa Ana	1	51,750	100.0%
1700 E. Carnegie	Santa Ana	1	76,516	100.0%

Total Orange County Office		7	387,327	97.4%

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	88,181	87.5%
12348 High Bluff Drive	Del Mar	1	38,710	100.0%
12390 El Camino Real	Del Mar	1	72,332	100.0%
12400 High Bluff Drive	Del Mar	1	208,464	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	100.0%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	79.9%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	I-15 Corridor	1	70,617	100.0%
15073 Ave of Science	I-15 Corridor	1	46,759	100.0%
15378 Ave of Science	I-15 Corridor	1	68,910	100.0%
15435 / 15445 Innovation Drive	I-15 Corridor	2	103,000	100.0%
13500/13520 Evening Creek Drive North	I-15 Corridor	2	281,830	88.3%
4939 / 4955 Directors Place	Sorrento Gateway	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Gateway	2	172,778	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	87.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,000	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
4690 Executive Drive	University Towne Center	1	50,546	50.4%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		43	3,535,212	97.1%

Other
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	93.8%
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	85.1%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	77.9%

Total Other Office		8	878,960	89.7%

Total Office		84	7,674,424	94.0%

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2260 E. El Segundo Blvd.	El Segundo	1	113,820	0.0%
2265 E. El Segundo Blvd.	El Segundo	1	76,570	9.8%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		4	388,805	53.0%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	110,487	100.0%
Anaheim Tech Center	Anaheim	5	593,992	100.0%
La Palma Business Center	Anaheim	2	145,481	82.8%
Brea Industrial Complex	Brea	7	276,278	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	100.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
9401 Toledo Way	Irvine	1	244,800	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		43	3,918,383	99.4%

Other
5115 N. 27th Avenue	Phoenix, AZ	1	130,877	100.0%
3735 Imperial Highway	Stockton, CA	1	164,540	100.0%

Total Other Industrial		2	295,417	100.0%

Total Industrial		49	4,602,605	95.5%

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)
	New	Renewal	New	Renewal
Office	15	14	118,690	286,779	$26.08	$0.06	(8.2%)	(1.3%)	83.6%	84
Industrial	2	—	130,620	—	$10.24	$0.02	(9.1%)	(15.3%)	0.0%	85

Total	17	14	249,310	286,779	$21.75	$0.05	(8.3%)	(2.3%)	79.0%	84

Year-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)
	New	Renewal	New	Renewal
Office	66	36	630,505	728,802	$18.94	$0.43	(7.9%)	(9.4%)	87.0%	70
Industrial	6	11	186,474	356,083	$5.05	$0.04	0.6%	(8.4%)	73.5%	50

Total	72	47	816,979	1,084,885	$14.30	$0.27	(6.9%)	(9.2%)	82.0%	64

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Calculated over entire stabilized portfolio.

(3)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(4)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year. The change in cash rents for two of the leases reported year-to-date was calculated using the leases’ stabilized stated rent. The starting stated rents for these two leases were discounted for the first six months.

(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:

	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Total 2004
Capital Improvements	$—	$—	$—	$—	$—
Tenant Improvements & Leasing Commissions(1)	47	537	2,674	42	3,300

Total	$47	$537	$2,674	$42	$3,300

Recurring Capital Expenditures:

	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Total 2004
Capital Improvements
Office	$1,862	$752	$230	$465	$3,309
Industrial	10	—	9	111	130

	1,872	752	239	576	3,439

Tenant Improvements & Leasing Commissions (1)
Office	1,555	3,869	4,067	8,733	18,224
Industrial	311	1,023	—	1,442	2,776

	1,866	4,892	4,067	10,175	21,000

Total
Office	3,417	4,621	4,297	9,198	21,533
Industrial	321	1,023	9	1,553	2,906

	$3,738	$5,644	$4,306	$10,751	$24,439

(1)	Represents cash paid and leasing costs incurred for leases commencing during the period shown.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
2005	54	576,077	8.1%	$11,731	$20.36
2006	57	695,593	9.7%	15,647	22.49
2007	69	1,175,355	16.5%	22,186	18.88
2008	45	778,663	10.9%	14,539	18.67
2009	65	1,245,571	17.4%	30,090	24.16
2010	23	503,284	7.1%	13,344	26.51
2011	14	369,409	5.2%	6,639	17.97
2012	9	412,334	5.8%	12,559	30.46
2013	3	110,960	1.6%	3,408	30.71
2014 and beyond	24	1,271,441	17.7%	45,628	35.89

Subtotal	363	7,138,687	100.0%	$175,771	$24.62

INDUSTRIAL:
2005	16	739,644	16.8%	$5,705	$7.71
2006	12	494,461	11.3%	4,179	8.45
2007	15	688,909	15.7%	4,782	6.94
2008	9	860,407	19.6%	6,026	7.00
2009	11	678,661	15.4%	4,360	6.42
2010	2	39,130	0.9%	340	8.69
2011	5	417,689	9.5%	2,928	7.01
2012	2	148,403	3.4%	805	5.42
2013	—	—	—	—	—
2014 and beyond	2	327,402	7.4%	3,101	9.47

Subtotal	74	4,394,706	100.0%	$32,226	$7.33

TOTAL PORTFOLIO:
2005	70	1,315,721	11.4%	$17,436	$13.25
2006	69	1,190,054	10.3%	19,826	16.66
2007	84	1,864,264	16.2%	26,968	14.47
2008	54	1,639,070	14.2%	20,565	12.55
2009	76	1,924,232	16.7%	34,450	17.90
2010	25	542,414	4.7%	13,684	25.23
2011	19	787,098	6.8%	9,567	12.15
2012	11	560,737	4.9%	13,364	23.83
2013	3	110,960	1.0%	3,408	30.71
2014 and beyond	26	1,598,843	13.8%	48,729	30.48

Total	437	11,533,393	100.0%	$207,997	$18.03

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2004.

(2)	Reflects annualized rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
2005	25	134,349	5.3%	$3,602	$26.81	10	80,352	21.5%	$1,673	$20.82
2006	37	367,540	14.4%	9,888	26.90	7	69,442	18.6%	997	14.36
2007	36	465,600	18.2%	10,126	21.75	9	26,710	7.2%	566	21.19
2008	17	125,466	4.9%	3,232	25.76	11	151,235	40.6%	2,872	18.99
2009	38	671,213	26.3%	17,353	25.85	3	27,291	7.3%	528	19.35
2010	13	176,441	6.9%	4,579	25.95	1	2,525	0.7%	65	25.74
2011	6	90,026	3.5%	3,043	33.80	2	15,387	4.1%	242	15.73
2012	6	237,267	9.3%	6,802	28.67	—	—	—	—	—
2013	2	19,195	0.8%	413	21.52	—	—	—	—	—
2014 and beyond	7	269,602	10.4%	7,673	28.46	—	—	—	—	—

Subtotal	187	2,556,699	100.0%	$66,711	$26.09	43	372,942	100.0%	$6,943	$18.62

INDUSTRIAL:
2005	2	199,553	96.9%	$2,287	$11.46	14	540,091	13.9%	$3,418	$6.33
2006	—	—	—	—	—	11	329,921	8.5%	2,983	9.04
2007	—	—	—	—	—	15	688,909	17.7%	4,782	6.94
2008	—	—	—	—	—	9	860,407	22.1%	6,026	7.00
2009	1	6,362	3.1%	101	15.88	10	672,299	17.3%	4,259	6.33
2010	—	—	—	—	—	2	39,130	1.0%	340	8.69
2011	—	—	—	—	—	4	286,812	7.4%	2,136	7.45
2012	—	—	—	—	—	2	148,403	3.8%	805	5.42
2013	—	—	—	—	—	—	—	—	—	—
2014 and beyond	—	—	—	—	—	2	327,402	8.3%	3,101	9.47

Subtotal	3	205,915	100.0%	$2,388	$11.60	69	3,893,374	100.0%	$27,850	$7.15

TOTAL PORTFOLIO:
2005	27	333,902	12.1%	$5,889	$17.64	24	620,443	14.5%	$5,091	$8.21
2006	37	367,540	13.3%	9,888	26.90	18	399,363	9.4%	3,980	9.97
2007	36	465,600	16.9%	10,126	21.75	24	715,619	16.8%	5,348	7.47
2008	17	125,466	4.5%	3,232	25.76	20	1,011,642	23.7%	8,898	8.80
2009	39	677,575	24.5%	17,454	25.76	13	699,590	16.4%	4,787	6.84
2010	13	176,441	6.4%	4,579	25.95	3	41,655	1.0%	405	9.72
2011	6	90,026	3.3%	3,043	33.80	6	302,199	7.1%	2,378	7.87
2012	6	237,267	8.6%	6,802	28.67	2	148,403	3.5%	805	5.42
2013	2	19,195	0.7%	413	21.52	—	—	—	—	—
2014 and beyond	7	269,602	9.7%	7,673	28.46	2	327,402	7.6%	3,101	9.47

Total	190	2,762,614	100.0%	$69,099	$25.01	112	4,266,316	100.0%	$34,793	$8.16

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2004.

(2)	Reflects annualized rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
2005	5	274,753	8.0%	$4,335	$15.78	14	86,623	11.0%	$2,121	$24.49
2006	6	210,200	6.1%	3,880	18.46	7	48,411	6.2%	882	18.22
2007	13	563,991	16.5%	9,189	16.29	11	119,054	15.2%	2,305	19.36
2008	9	258,836	7.6%	5,746	22.20	8	243,126	31.0%	2,689	11.06
2009	14	485,118	14.2%	10,890	22.45	10	61,949	7.9%	1,319	21.29
2010	6	303,117	8.9%	8,146	26.87	3	21,201	2.7%	554	26.13
2011	1	68,910	2.0%	929	13.48	5	195,086	24.9%	2,425	12.43
2012	3	175,067	5.1%	5,757	32.88	—	—	—	—	—
2013	1	91,765	2.7%	2,995	32.64	—	—	—	—	—
2014 and beyond	16	992,314	31.6%	37,662	37.95	1	9,525	1.1%	293	30.76

Subtotal	74	3,424,071	102.7%	$89,529	$26.15	59	784,975	100.0%	$12,588	$16.04

INDUSTRIAL:
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	1	164,540	55.7%	$1,196	$7.27
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	1	130,877	44.3%	792	6.05
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	2	295,417	100.0%	$1,988	$6.73

TOTAL PORTFOLIO:
2005	5	274,753	8.0%	$4,335	$15.78	14	86,623	8.0%	$2,121	$24.49
2006	6	210,200	6.1%	3,880	18.46	8	212,951	19.7%	2,078	9.76
2007	13	563,991	16.5%	9,189	16.29	11	119,054	11.0%	2,305	19.36
2008	9	258,836	7.6%	5,746	22.20	8	243,126	22.5%	2,689	11.06
2009	14	485,118	14.2%	10,890	22.45	10	61,949	5.7%	1,319	21.29
2010	6	303,117	8.9%	8,146	26.87	3	21,201	2.0%	554	26.13
2011	1	68,910	2.0%	929	13.48	6	325,963	30.2%	3,217	9.87
2012	3	175,067	5.1%	5,757	32.88	—	—	—	—	—
2013	1	91,765	2.7%	2,995	32.64	—	—	—	—	—
2014 and beyond	16	992,314	28.9%	37,662	37.95	1	9,525	0.9%	293	30.76

Total	74	3,424,071	100.0%	$89,529	$26.15	61	1,080,392	100.0%	$14,576	$13.49

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2004.

(2)	Reflects annualized rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Quarterly Lease Expirations for 2005

($ in thousands)

	# of Expiring Leases (1)	Total Square Feet(1), (2)	% of Total Leased Sq. Ft.	Annual Base Rent (3)	Annual Rent per Sq. Ft.(3)
OFFICE:
Q1 2005	12	116,021	1.6%	$1,825	$15.73
Q2 2005	8	73,148	1.0%	1,629	22.27
Q3 2005	23	267,769	3.8%	4,665	17.42
Q4 2005	11	119,139	1.7%	3,612	30.32

Subtotal 2005	54	576,077	8.1%	$11,731	$20.36

INDUSTRIAL:
Q1 2005	5	220,388	5.0%	$1,293	$5.87
Q2 2005	3	129,144	2.9%	834	6.46
Q3 2005	3	79,225	1.8%	534	6.74
Q4 2005	5	310,887	7.1%	3,044	9.79

Subtotal 2005	16	739,644	16.8%	$5,705	$7.71

TOTAL PORTFOLIO:
Q1 2005	17	336,409	2.9%	$3,118	$9.27
Q2 2005	11	202,292	1.8%	2,463	12.18
Q3 2005	26	346,994	3.0%	5,199	14.98
Q4 2005	16	430,026	3.7%	6,656	15.48

Total 2005	70	1,315,721	11.4%	$17,436	$13.25

(1)	Represents leases expiring during the 2005 for which renewals have not been executed.

(2)	Excludes space leased under month-to-month leases and vacant space at December 31, 2004.

(3)	Reflects annualized rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company	$12,167	831,318	6.2%	6.8%
AMN Healthcare	8,179	175,672	4.2%	1.4%
DirecTV, Inc.(2)	5,861	193,137	3.0%	1.6%
Fish & Richardson	5,529	132,222	2.8%	1.1%
Diversa Corporation	5,063	136,908	2.6%	1.1%
Intuit, Inc.	4,478	264,226	2.3%	2.2%
Epson America, Inc.	4,177	162,852	2.1%	1.3%
Fair Isaac & Company	3,985	129,752	2.0%	1.1%
Peregrine Systems, Inc.	3,663	104,450	1.9%	0.9%
Newgen Results Corporation	3,465	102,875	1.8%	0.8%

Total Office Properties	$56,567	2,233,412	28.9%	18.3%

Industrial Properties:
Celestica California, Inc.	$2,501	303,533	1.3%	2.5%
Qwest Communications Corporation	2,439	244,800	1.3%	2.0%
Mattel, Inc.	2,151	199,553	1.1%	1.6%
Packard Hughes Interconnect	1,710	157,458	0.9%	1.3%
NBTY Manufacturing, LLC	1,488	286,139	0.8%	2.3%
United Plastics Group, Inc.	1,231	188,000	0.6%	1.5%
Kraft Foods, Inc.	1,184	164,540	0.6%	1.3%
Targus, Inc.	1,059	200,646	0.5%	1.6%
Extron Electronics	960	157,730	0.5%	1.3%
Ricoh Electronics	817	100,000	0.4%	0.8%

Total Industrial Properties	$15,540	2,002,399	8.0%	16.2%

(1)	Reflects annualized rent calculated on a straight-line basis.

(2)	Annual base rental revenues for DirecTV, Inc. reflects the straight-line rent to be recorded under the terms of a new lease signed in December 2004.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenues

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues (1)	Lease Expiration Date
Boeing Satellite Systems
2260 E. Imperial Highway, El Segundo	286,151	$5,494	July 31, 2007
1231 N. Miller Street, Anaheim	113,242	688	March 31, 2009
2240 E. Imperial Highway, El Segundo	100,978	1,784	January 31, 2006
1145 N. Ocean Blvd., Anaheim	65,447	437	October 31, 2005

	565,818	8,403

Boeing Airplane-on-Ground Division
17930 Pacific Highway, Seattle (2)	211,139	2,233	December 31, 2007

Boeing Capital Corporation
3780 Kilroy Airport Way, Long Beach	43,636	1,228	September 30, 2005

Boeing Realty Corporation
3760 Kilroy Airport Way, Long Beach	10,725	303	August 31, 2005

Total	831,318	$12,167

(1)	Reflects annualized rent calculated on a straight-line basis.

(2)	Under the terms of the lease, The Boeing Company has the right to terminate this lease effective December 31, 2006 by giving the Company written notice one year in advance.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

2004 Acquisitions & Dispositions

($ in thousands)

ACQUISITIONS:
Project	Location	Type	Month of Acquisition	Square Feet	Purchase Price
1st QUARTER:
NONE

2nd QUARTER:
NONE

3rd QUARTER:
NONE

4th QUARTER:
13500/13520 Evening Creek Drive North	I-15 Corridor	Office	December	281,830	$98,000

TOTAL YEAR-TO-DATE ACQUISITIONS				281,830	$98,000

DISPOSITIONS:
Property	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
NONE

2nd QUARTER:
3750 University Avenue	Riverside	Office	May	125,020	$19,500

3rd QUARTER:
12752/12822 Monarch Street	Garden Grove	Industrial	September	277,037	15,300

4th QUARTER:
NONE

TOTAL YEAR-TO-DATE DISPOSITIONS				402,057	$34,800

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Stabilized Development Projects

($ in thousands)

DEVELOPMENT PROJECTS:

Project	Location	Type	Start Date	Completion Date	Rentable Square Feet	Total Est. Investment	% Leased
1st QUARTER:
NONE

2nd QUARTER:
NONE

3rd QUARTER:
12400 High Bluff	Del Mar	Office	2Q 2002	3Q 2003	208,464	$62,369	100%

4th QUARTER:
NONE

TOTAL YEAR-TO-DATE STABILIZED DEVELOPMENT					208,464	$62,369	100%

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in thousands)

DEVELOPMENT PROJECTS:

Project			Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Spent as of 12/31/2004	% Leased
	Location	Type	Start Date	Compl. Date
PROJECTS IN LEASE-UP:
None
PROJECTS UNDER CONSTRUCTION:
15227 Avenue of Science	I-15 Corridor	Office	3Q 2004	3Q 2005	3Q 2006	65,867	$14,095	$7,152	0%
15253 Avenue of Science	I-15 Corridor	Office	3Q 2004	3Q 2005	3Q 2006	37,405	8,940	5,118	0%

Subtotal						103,272	23,035	12,270

COMMITTED PROJECTS:
None
TOTAL IN-PROCESS AND COMMITTED PROJECTS:						103,272	$23,035	$12,270	0%

REDEVELOPMENT PROJECTS:

Project	Location	Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Existing Investment (2)	Estimated Redevelopment Costs	Total Estimated Investment	Total Spent as of 12/31/2004	% Leased
			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
5717 Pacific Center Blvd.	Sorrento Mesa	Office to Life Science	1Q 2003	1Q 2004	1Q 2005	67,995	$8,790	$10,350	$19,140	$11,053	0%
909 N. Sepulveda Blvd.	El Segundo	Office	1Q 2003	3Q 2004	3Q 2005	241,603	37,799	30,953	68,752	53,772	19%

Subtotal						309,598	46,589	41,303	87,892	64,825

PROJECTS UNDER CONSTRUCTION:
None
COMMITTED PROJECTS:
None
TOTAL IN-PROCESS AND COMMITTED PROJECTS:						309,598	$46,589	$41,303	$87,892	$64,825	15%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Represents total capitalized costs at the commencement of redevelopment.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Future Development Pipeline

($ in thousands)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Spent as of 12/31/2004
SAN DIEGO, CALIFORNIA:
Innovation Corporate Center - Lot 2	I-15 Corridor	Office	3.0	50,000	$14,343	$3,520
Innovation Corporate Center - Lot 4	I-15 Corridor	Office	3.4	75,000	15,246	4,174
Kilroy Sabre Springs - Phase III	I-15 Corridor	Office	4.0	142,726	54,916	7,958
Pacific Corporate Center - Lots 3, 4 & 6	Sorrento Mesa	Office	10.9	225,000	50,896	15,840
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	95,000	27,292	8,062
Santa Fe Summit - Phase I	56-Corridor	Office	7.6	200,839	49,738	8,027
Santa Fe Summit - Phase II	56-Corridor	Office	7.6	203,006	63,314	8,027
Sorrento Gateway - Lot 1	Sorrento Mesa	Office	3.4	60,000	17,044	4,454
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	4.4	80,000	25,935	8,220
Sorrento Gateway - Lot 3	Sorrento Mesa	Office	3.4	60,000	19,491	5,798
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	4.1	57,000	21,103	7,509

TOTAL FUTURE DEVELOPMENT PIPELINE			56.8	1,248,571	$359,318	$81,589

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Capital Structure

At December 31, 2004

($ in thousands)

	Shares/Units At December 31, 2004	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$490,441	20.5%
Unsecured Senior Notes		144,000	6.0%
Unsecured Line of Credit		167,000	7.0%

Total Debt		$801,441	33.5%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units(1)	1,500,000	$75,000	3.1%
7.800% Series E Cumulative Redeemable Preferred Stock(2)	1,610,000	40,250	1.7%
7.500% Series F Cumulative Redeemable Preferred Stock(2)	3,450,000	86,250	3.6%
Common Units Outstanding(3)	3,989,142	170,536	7.1%
Common Shares Outstanding(3)	28,548,597	1,220,453	51.0%

Total Equity		$1,592,489	66.5%

TOTAL MARKET CAPITALIZATION		$2,393,930	100.0%

(1)	Value based on $50.00 per share liquidation preference.

(2)	Value based on $25.00 per share liquidation preference.

(3)	Value based on closing share price of $42.75 at December 31, 2004.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Debt Analysis

At December 31, 2004

($ in thousands)

TOTAL DEBT COMPOSITION

	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	61.2%	5.7%	5.5
Unsecured Debt	38.8%	5.2%	5.2
Floating vs. Fixed Rate Debt:
Fixed Rate Debt(1)	90.4%	5.7%	5.7
Floating Rate Debt	9.6%	3.5%	2.6

Total Debt		5.5%	5.4

Total Debt Including Loan Fees		6.1%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$425,000	$167,000	October 2007

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$2.2	$8.6

(1)	Includes the impact of the interest-rate swap agreements listed on page 26.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Debt Analysis

At December 31, 2004

($ in thousands)

DEBT MATURITY SCHEDULE

Floating/Fixed Rate	Effective Rate		Maturity Date		2005	2006	2007	2008	2009	After 2009	Total
Unsecured Debt:
Floating	3.50	%(1)	10/22/2007	(2)			$167,000				$167,000
Fixed	5.72%		8/4/2010							61,000	61,000
Fixed	6.45%		8/4/2014							83,000	83,000

							167,000			144,000	311,000

Secured Debt:
Fixed	8.45%		12/1/2005		10,349						10,349
Floating	3.50%		12/23/2005		29,000						29,000
Floating	3.50%		1/1/2009						31,000		31,000
Fixed	6.51%		8/12/2007		232	248	17,049				17,529
Fixed	7.21%		8/12/2007		165	178	4,326				4,669
Fixed	3.80%		8/1/2008		1,529	1,588	1,650	73,401			78,168
Fixed	7.20%		4/1/2009		2,099	2,256	2,423	2,604	75,475		84,857
Fixed	6.70%		12/27/2011		1,040	1,112	1,189	1,271	1,359	71,433	77,404
Fixed	5.57%		8/1/2012		1,097	1,160	1,226	1,297	1,370	74,498	80,648
Fixed	4.95%		8/1/2012		510	536	563	592	622	31,094	33,917
Fixed	8.21%		11/1/2008		678	736	799	750			2,963
Fixed	8.43%		6/1/2009		926	1,007	1,095	1,191	608		4,827
Fixed	8.13%		11/1/2014		343	372	403	437	474	8,704	10,733
Fixed	7.15%		5/1/2017		1,265	1,359	1,459	1,567	1,683	17,044	24,377

	5.35%				49,233	10,552	32,182	83,110	112,591	202,773	490,441

Effect of SWAPS	0.17%

Total	5.52%				$49,233	$10,552	$199,182	$83,110	$112,591	$346,773	$801,441

HEDGING INSTRUMENTS

Notional Amount	Instrument	Rate	Expiration Date
$50,000	Swap	4.46%	1/2005 (3)
50,000	Swap	2.57%	11/2005
25,000	Swap	2.98%	12/2006
25,000	Swap	2.98%	12/2006

$150,000

(1)	As of December 31, 2004, the effective rate was 5.50% due to the short-term prime rate that was in effect for eight days. The 3.50% effective rate shown is the LIBOR-based rate as reset on January 4, 2005.

(2)	The maturity does not reflect the one-year extension option.

(3)	This interest rate swap agreement expired on January 15, 2005.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on January 31, 2005, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest, depreciation, amortization, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non-cash amortization of deferred financing costs and restricted stock compensation, the original issuance costs of redeemed preferred units, and the impairment loss on property held for sale, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income

(unaudited, $ in thousands)

	Three Months Ended December 31,
	2004	2003
Same Store Cash Net Operating Income	$36,516	$34,191
Adjustment:
GAAP Straight Line Rental Income	1,611	2,059

Same Store GAAP Net Operating Income (1)	38,127	36,250
Adjustment:
Non-Same Store GAAP Net Operating Income	5,403	4,554

Net Operating Income, as defined (1)	43,530	40,804
Adjustments:
Net Operating Income, as defined, from discontinued operations	—	(894)
Other Expenses:
General and administrative expenses	(11,679)	(6,864)
Interest expense	(9,749)	(9,242)
Depreciation and amortization	(15,105)	(14,521)
Other Income:
Interest and other income	59	66

Income from Continuing Operations	7,056	9,349
Minority interests	(3,667)	(4,615)
Income from discontinued operations	—	553
Preferred dividends	(1,198)	(349)

Net Income Available for Common Shareholders	$2,191	$4,938

(1)	Please refer to page 27 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Reconciliation of EBITDA to Net Income

(unaudited, $ in thousands)

	Three Months Ended December 31,
	2004	2003
Net Income Available for Common Shareholders	$2,191	$4,938
Preferred dividends	1,198	349
Adjustments for Continuing Operations:
Interest expense	9,749	9,242
Depreciation and amortization	15,105	14,521
Distributions on Cumulative Redeemable Preferred units	2,183	3,038
Minority interest in earnings of Operating Partnership	284	632
Adjustments for Discontinued Operations:
Interest expense	—	—
Depreciation and amortization	—	263
Net (gain) loss on disposition of discontinued operations	—	—
Minority interest in earnings of Operating Partnership	—	79

EBITDA Before Minority Interests (1)	$30,710	$33,062

(1)	Please refer to page 28 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

Fourth Quarter 2004 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Funds Available for Distribution (1)	$6,574	$15,397	$55,354	$85,286
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	10,751	4,536	24,439	22,189
Depreciation for furniture, fixtures and equipment	220	235	901	954
Accrued preferred dividends	1,198	349	3,553	349
Provision for uncollectible tenant receivables	454	(147)	(153)	2,096
Changes in assets and liabilities(2)	10,443	(6,765)	23,416	(14,928)

GAAP Net Cash Provided by Operating Activities	$29,640	$13,605	$107,510	$95,946

(1)	Please refer to page 28 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities and miscellaneous other adjustments: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance, security deposits, and deferred revenue; accrued distributions to Cumulative Redeemable Preferred unitholders; and other.